                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported): July 14, 1994

                           CoreStates Financial Corp
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              (Exact name of registrant specified in its Charter)


           Pennsylvania             0-6879               23-1899716
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          (State or other         (Commission           (IRS Employee
          jurisdiction of         File Number)          identification No.)
          incorporation)

                    Centre Square West, 1500 Market Street
                  Philadelphia, Pennsylvania             19101
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        (Address of principal executive offices)         (Zip Code)


          Registrant's telephone, including area code: (215) 973-3806
                                                       --------------


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        (Former name and former address, if changed since last report)



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Item 5.  Other Events.
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     Amendment No. 1 dated July 14, 1994 to the Agreement and Plan of Merger between CoreStates Financial Corp and Germantown Savings Bank Dated May 7, 1994 is filed herewith as Exhibit 2.

Item 7.  Exhibits
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     2   Amendment No. 1 dated July 14, 1994 to the Agreement and Plan of
         Merger between CoreStates Financial Corp and Germantown Savings Bank Dated May 7, 1994.


                              CORESTATES FINANCIAL CORP
                                      (Registrant)



                              By /s/David T. Walker
                                 ------------------------
                                 David T. Walker
                                 Deputy Chief Counsel


Dated:  August 3, 1994



Page 2 of 5
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                                 Exhibit Index
                                 -------------


Exhibit No.                                                    Page
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2                       Amendment No. 1 dated July
                        14, 1994 to the Agreement
                        and Plan of Merger between
                        CoreStates Financial Corp
                        and Germantown Savings
                        Bank Dated May 7, 1994.                 4







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